Exhibit 10.3
August 28, 2013

VIA HAND DELIVERY

Mr. Edward C. Coppola

Re:    Management Continuity Agreement between The Macerich Company
        (the “Company”) and Edward C. Coppola, dated December 29, 2008
        (the “Agreement”)

Dear Mr. Coppola:

This letter is written to provide you notice under Sections 1 and 13(g) of the Agreement. The definition of “Change of Control Period” in Section 1 of the Agreement provides, in part, that “the Change of Control Period shall be automatically extended so as to terminate three years from the Renewal Date, unless at least 60 days prior to the Renewal Date, the Company shall give notice to the Executive that the Change of Control Period shall not be so extended.” This letter provides you notice that the Company, pursuant to a determination by the Compensation Committee of the Board of Directors of the Company, shall not further extend the Change of Control Period in accordance with the definition of Change of Control Period and the terms of the Agreement. This notice is provided to you by the Company at least 60 days prior to the Renewal Date.

Capitalized terms used herein without definition shall have the meanings given to those terms in the Agreement.

Very truly yours,

The Macerich Company

/s/ Thomas J. Leanse

Thomas J. Leanse
Senior Executive Vice President,
                        Chief Legal Officer and Secretary

Exhibit 10.3

August 28, 2013

VIA HAND DELIVERY

Mr. Thomas E. O’Hern

Re:    Management Continuity Agreement between The Macerich Company
        (the “Company”) and Thomas E. O’Hern, dated December 18, 2008
        (the “Agreement”)

Dear Mr. O’Hern:

This letter is written to provide you notice under Sections 1 and 13(g) of the Agreement. The definition of “Change of Control Period” in Section 1 of the Agreement provides, in part, that “the Change of Control Period shall be automatically extended so as to terminate three years from the Renewal Date, unless at least 60 days prior to the Renewal Date, the Company shall give notice to the Executive that the Change of Control Period shall not be so extended.” This letter provides you notice that the Company, pursuant to a determination by the Compensation Committee of the Board of Directors of the Company, shall not further extend the Change of Control Period in accordance with the definition of Change of Control Period and the terms of the Agreement. This notice is provided to you by the Company at least 60 days prior to the Renewal Date.

Capitalized terms used herein without definition shall have the meanings given to those terms in the Agreement.

Very truly yours,

The Macerich Company

/s/ Thomas J. Leanse

Thomas J. Leanse
Senior Executive Vice President,
                        Chief Legal Officer and Secretary